FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS - Schedule of Assets and Liabilities Measured at Fair Value on a Recurring Basis (Details) - Level 2 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Assets:
Foreign currency hedges	$ 38	$ 45
Total Assets	38	45
Liabilities:
Deferred compensation	312	385
Foreign currency hedges	28	48
Total Liabilities	$ 340	$ 433